UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 1, 2002
                                                        ----------------


                        NEW YORK COMMUNITY BANCORP, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                       0-22278                 06-1377322
------------------------------   ------------------------- ---------------------
(State or other jurisdiction      Commission File Number     (I.R.S. Employer
of incorporation or                                         Identification No.)
organization)


                  615 Merrick Avenue, Westbury, New York 11590
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (516) 683-4100
                                                           --------------


                                 Not applicable
          (Former name or former address, if changed since last report)
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                           CURRENT REPORT ON FORM 8-K



Item 1.     Changes in Control of Registrant

            Not applicable.

Item 2.     Acquisition or Disposition of Assets

            Not applicable.

Item 3.     Bankruptcy or Receivership

            Not applicable.

Item 4.     Changes in Registrant's Certifying Accountant

            Not applicable.

Item 5.     Other Events

            Not applicable.

Item 6.     Resignations of Registrant's Directors

            Not applicable.

Item 7.     Financial Statements and Exhibits

            (a) No financial statements of businesses acquired are required.

            (b)  No pro forma financial information is required.

            (c) Attached as exhibits are two news releases regarding the Company's offering of Bifurcated Option Note Unit SecuritiES(SM) (BONUSES(SM) Units), consisting of a trust preferred security and a warrant to purchase Company stock. The first release announced the underwriters' decision to exercise their over-allotment option to purchase an additional 700,000 units; the second announced the completion of the offering.

Item 8.     Change in Fiscal Year

            Not applicable.

Item 9.     Regulation FD Disclosure

            On November 1, 2002, the Company announced that the underwriters of its offering of Bifurcated Option Note Unit SecuritiES(SM) (BONUSES(SM) Units) had decided to exercise their over-allotment option to purchase an additional 700,000 units, thus increasing the offering to 5,500,000 units. On November 4, 2002, the Company announced the completion of the offering, which generated net proceeds of approximately $268 million.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


November 5, 2002                          NEW YORK COMMUNITY BANCORP, INC.
----------------
      Date


                                          /s/ Joseph R. Ficalora
                                          ---------------------------------
                                          Joseph R. Ficalora
                                          President and Chief Executive Officer


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                                  EXHIBIT INDEX



99.1 News release dated November 1, 2002 announcing that the underwriters of the Company's offering of Bifurcated Option Note Unit SecuritiES(SM) (BONUSES(SM) Units) had decided to exercise their over-allotment option to purchase an additional 700,000 units, thus increasing the offering to 5,500,000 units.

99.2 News release dated November 4, 2002 announcing the completion of the public offering of 5,500,000 BONUSES(SM) Units, generating net proceeds of approximately $268 million for the Company.